UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  December 26, 2003

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of November 1, 2003, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2003-6 Home Equity Mortgage Pass-Through Certificates, Series 2003-6)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-107055-10                13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of November 1, 2003 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation and Ocwen Federal Bank FSB as servicers, and JPMorgan Chase Bank, as trustee.

     On December 26, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2003 is filed as
               Exhibit 99.1 hereto.

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CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust Series 2003-6
Home Equity Mortgage Pass-Through Certificates, Series 2003-6
--------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  January 8, 2004              By:   /s/  Thomas Britt
                                  ---------------------------------------
                                      Thomas Britt
                                      Assistant Vice President

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 26, 2003

                                       -5-



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

                    Credit Suisse First Boston, Home Equity Mortgage Trust, Series 2003-6
                                Statement to Certificate Holders
                                        December 26, 2003


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        40,000,000.00    40,000,000.00      888,651.60       51,623.61      940,275.21    0.00         0.00       39,111,348.40
A2       108,000,000.00   108,000,000.00    3,199,145.75      120,783.75    3,319,929.50    0.00         0.00      104,800,854.25
A3        36,000,000.00    36,000,000.00            0.00       50,181.25       50,181.25    0.00         0.00       36,000,000.00
AR               100.00           100.00          100.00            0.77          100.77    0.00         0.00                0.00
M1        19,550,000.00    19,550,000.00            0.00       30,618.15       30,618.15    0.00         0.00       19,550,000.00
M2        17,750,000.00    17,750,000.00            0.00       43,083.81       43,083.81    0.00         0.00       17,750,000.00
B1         6,500,000.00     6,500,000.00            0.00       28,650.78       28,650.78    0.00         0.00        6,500,000.00
B2         3,200,000.00     3,200,000.00            0.00       18,266.67       18,266.67    0.00         0.00        3,200,000.00
P                100.00           100.00            0.00       23,573.98       23,573.98    0.00         0.00              100.00
X2                 0.00             0.00            0.00            0.00            0.00    0.00         0.00                0.00
TOTALS   231,000,200.00   231,000,200.00    4,087,897.35      366,782.77    4,454,680.12    0.00         0.00      226,912,302.65

X1                 0.00   231,000,000.00            0.00    1,226,987.33    1,226,987.33    0.00         0.00      226,912,202.65
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1     22541QG48   1,000.00000000      22.21629000      1.29059025        23.50688025       977.78371000      A1         1.498750 %
A2     22541QG55   1,000.00000000      29.62171991      1.11836806        30.74008796       970.37828009      A2         1.298750 %
A3     22541QG63   1,000.00000000       0.00000000      1.39392361         1.39392361     1,000.00000000      A3         1.618750 %
AR     22541QG71   1,000.00000000   1,000.00000000      7.70000000     1,007.70000000         0.00000000      AR         9.190000 %
M1     22541QG89   1,000.00000000       0.00000000      1.56614578         1.56614578     1,000.00000000      M1         1.818750 %
M2     22541QG97   1,000.00000000       0.00000000      2.42725690         2.42725690     1,000.00000000      M2         2.818750 %
B1     22541QH21   1,000.00000000       0.00000000      4.40781231         4.40781231     1,000.00000000      B1         5.118750 %
B2     22541QH39   1,000.00000000       0.00000000      5.70833438         5.70833438     1,000.00000000      B2         6.850000 %
P      22541QH47   1,000.00000000       0.00000000            ####               ####     1,000.00000000      P          9.190000 %
TOTALS             1,000.00000000      17.69651000      1.58780282        19.28431283       982.30349000
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

JON  SARANITI
JPMorgan Chase Bank  - Structured Finance Services
4 NY PLAZA, 6TH FLOOR,
New York, New York 10004
Tel: (212) 623-4527
Fax: (212) 623-5930
Email: jon.c.saraniti@jpmorgan.com

Sec. 4.06(a)(i)             Principal Remittance Amount                                                              4,087,897.35

                            Scheduled Principal Payments                                                               198,636.75

                            Principal Prepayments                                                                    3,784,783.42

                            Curtailments                                                                               104,263.20

                            Curtailment Interest Adjustments                                                               219.23

                            Repurchase Principal                                                                             0.00

                            Substitution Amounts                                                                             0.00

                            Net Liquidation Proceeds                                                                         0.00

                            End of Pre-Funding Period Transfer                                                               0.00

                            Other Principal Adjustments                                                                     -5.25

                            Gross Interest                                                                           1,609,757.59

                            Recoveries from Prior Loss Determinations                                                        0.00

                            Reimbursements of Non-Recoverable Advances Previously Made                                       0.00

                            Recovery of Reimbursements Previously Deemed Non-Recoverable                                     0.00

Prepayment Penalties        Number of Loans with Respect to which Prepayment Penalties were Collected                          13

                            Balance of Loans with Respect to which Prepayment Penalties were Collected                 514,031.14

                            Amount of Prepayment Penalties Collected                                                    23,573.21

Sec. 4.06(a)(iv)            Beginning Number of Loans Outstanding                                                           4,807

                            Beginning Aggregate Loan Balance                                                       198,601,559.51

                            Ending Number of Loans Outstanding                                                              4,718

                            Ending Aggregate Loan Balance                                                          194,513,662.16

Sec. 4.06(a)(v)             Servicing Fees (Including Credit Risk Manager Fees)                                         85,713.65

                            Trustee Fees                                                                                 2,068.77

Sec. 4.06(a)(vii)           Current Advances                                                                                  N/A

                            Aggregate Advances                                                                                N/A


Section 4.06(a)(viii)       Delinquent Mortgage Loans
                                                   Group 1
                                                                                             Principal
                                                  Category              Number                Balance               Percentage
                                                  1 Month                        28             1,712,794.47                  0.88 %
                                                  2 Month                         8               430,696.64                  0.22 %
                                                  3 Month                         0                     0.00                  0.00 %
                                                   Total                         36             2,143,491.11                  1.10 %
                            * Delinquent Bankruptcies are included in the table above.

                            Bankruptcies
                                                   Group 1
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             4              171,274.71                  0.09 %
                                                  * Only Current Bankruptcies are reflected in the table above.

                            Foreclosures
                                                   Group 1
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             0                    0.00                  0.00 %

Section 4.06(a)(xi)         REO Properties
                                                   Group 1
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             0                    0.00                  0.00 %

Section 4.06(a)(xii)        Current Realized Losses                                                                          0.00

                            Cumulative Realized Losses - Reduced by Recoveries                                               0.00

Sec. 4.06 (a)(xiv)          Amount on Deposit in Pre-Funding Account                                                32,398,640.49

Sec. 4.06 (a)(xiv)          Capitalized Interest Requirement                                                            48,221.72

Sec. 4.06 (a)(xiv)          Weighted Average Net Mortgage Rate                                                          9.18838 %

Sec. 4.06 (a)(xiv)          Net Excess Spread                                                                           0.97522 %

Trigger Event               Trigger Event Occurrence (Effective December 2006)                                                 NO
                            (Is Rolling 3 Month Delinquency Rate > 18% of Sr. Enhancement%?)
                            Rolling 3 Month Delinquency Rate                                                            0.22142 %
                            Sr. Enhancement Percentage x 18%                                                            3.72831 %
                                                  OR
                            (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                            Cumulative Loss % of Original Aggregate Collateral Balance                                     0.00 %
                            Cumulative Loss Limit                                                                          8.00 %

O/C Reporting               Targeted Overcollateralization Amount                                                   11,550,010.00
                            Ending Overcollateralization Amount                                                              0.00
                            Ending Overcollateralization Deficiency                                                 11,550,010.00
                            Overcollateralization Release Amount                                                             0.00
                            Monthly Excess Interest                                                                  1,226,987.33
                            Payment to Class X-1                                                                     1,226,987.33

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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